                                                                   Exhibit 10(g)

                         LINCOLN ELECTRIC HOLDINGS, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                  (as amended and restated as of March 1, 2002)

                         LINCOLN ELECTRIC HOLDINGS, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                  (as amended and restated as of March 1, 2002)

                                    PREAMBLE

WHEREAS, Lincoln Electric Holdings, Inc. (the "Company") or an Employer has established one or more qualified retirement plans that place limitations on the amount of retirement benefits available to certain key management or highly compensated employees; and

WHEREAS, the Company recognizes the unique qualifications of such employees and the valuable services they provide and desires to establish an unfunded plan to provide retirement benefits to eligible key employees that supplement what is available under such qualified plans and Social Security; and

WHEREAS, the Company has determined that the implementation of such a plan will best serve its interest in retaining key employees and ensuring benefit equity among all employees;

NOW, THEREFORE, the Company hereby assumes and amends and restates the Lincoln Electric Holdings, Inc. Supplemental Executive Retirement Plan as hereinafter provided:

                                    ARTICLE I
                                     GENERAL

SECTION 1.1 Effective Date. This Plan was originally established by The Lincoln Electric Company, a wholly-owned subsidiary of the Company, effective as of January 1, 1994. This amended and restated Plan shall be effective as of March 1, 2002. The rights, if any, of any person whose status as an employee of an Employer has terminated shall be determined pursuant to the Plan as in effect on the date such employee terminated, unless a subsequently adopted provision of the Plan is made specifically applicable to such person.

SECTION 1.2 Intent. The Plan is intended to be an unfunded plan primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees, as such group is described under Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA.

                                   ARTICLE II
                              DEFINITIONS AND USAGE

SECTION 2.1 Definitions. Wherever used in the Plan, the following words and phrases, when capitalized, shall have the meaning set forth below unless the context plainly requires a different meaning:

"Account" means the account established on behalf of the Participant as described in Section 5.3.

"Actuarial Equivalent" or "Actuarially Equivalent" means a benefit of actuarial equivalence determined using the Applicable Mortality Table, the Interest Rate and other factors then in effect for the Company's qualified defined benefit pension plan applicable to Participants.

"Administrator" means the committee established by the Company pursuant to
Section 7.1 to administer the Plan.

"Applicable Mortality Table" means the 1994 Group Annuity Reserving Table (94
GAR) based on a fixed blend of 50% of the unloaded male mortality rates and 50% of the unloaded female mortality rates, projected to 2002 or such subsequent applicable mortality table used from time to time under Section 417(e) of the Code.

"Board" means the Board of Directors of the Company.

"Code" means the Internal Revenue Code of 1986, as amended from time to time. Any reference to a particular Code section shall include any provision that modifies, replaces or supersedes it.

"Committee" means the Compensation Committee of the Board.

"Company" means Lincoln Electric Holdings, Inc., a corporation organized under the laws of the state of Ohio, and any successor thereto.

"Compensation" means the amount of a Participant's regular base salary paid by the Controlled Group during a Plan Year and annual bonus accrued by the Controlled Group and approved by the Board or a committee thereof with respect to a Plan Year, excluding, however, any compensation related to equity securities of the Company (including compensation resulting from Section 83(b) elections under the Code) and excluding any special payments or multi-year incentive programs, but including any salary reduction contributions that are excluded from his gross income under Sections 125, 129 or 402(a)(8) of the Code, and including any compensation which the Participant defers under any nonqualified deferred compensation plan of the Controlled Group.

"Controlled Group" or "Controlled Group Member" means the Company and any and all other corporations, trades or businesses the employees of which are required by Section 414 of the Code to be treated as a single employer. An entity will only be considered as a Controlled Group Member during the period that it is or was a member of the Company's Controlled Group.

"Disability" or "Disabled" means a physical or mental condition of a Participant resulting from a bodily injury, disease or mental disorder that renders him incapable of continuing his position of employment with the Employer. Such Disability shall be determined by the Committee based upon appropriate medical advice and examination, and taking into account the ability of the Participant to continue in his same, or similar, position with his Employer.

"Early Retirement Date" means the date the Participant has both attained age fifty-five (55) and completed twenty-five (25) Years of Service.

"Employer" means the Company, The Lincoln Electric Company and any other Controlled Group Member that adopts the Plan with the Committee's consent. Any Controlled Group Member that adopts the Plan and thereafter ceases to exist, ceases to be a member of the

Controlled Group or withdraws from the Plan shall no longer be considered an Employer unless otherwise determined by the Committee.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Any reference to a particular ERISA section shall include any provision that modifies, replaces, or supersedes it.

"Final Average Pay" means, with respect to any Participant, the average of his annual Compensation over the three (3) full Years of Service within his final consecutive full Years of Service (not to exceed seven (7) Years) that produce the highest such average; provided, however, that if a Participant has fewer than three (3) full Years of Service, "Final Average Compensation" shall mean the average of his annual Compensation during all his Years of Service.

"Foreign Plan Benefit" means the annual benefit, expressed in the form of a single life annuity that can be derived from the sum of all non-U.S. employer-provided benefits and non-U.S. state, national, government instrumentality and government-provided benefits of every kind and nature under all plans, programs and arrangements that are maintained or contributed to, directly or indirectly, by contribution, tax or otherwise, by any Controlled Group Member. The amount of the single life annuity determined for any such plan, program or arrangement which does not provide for annuity payments shall be determined using the Actuarial Equivalents provided for herein. For purposes of this definition, non-U.S. employer and non-U.S. state, national, government instrumentality or government-provided "benefits" means all retirement benefits funded, directly or indirectly, by contribution, tax or otherwise, in part or exclusively, by employer contributions, payments, taxes or otherwise (and earnings thereon), and shall include any previous distribution of such benefits made prior to a Participant's attainment of age 65 or the actual retirement date, if earlier, including, but not limited to, in-service withdrawals, retirement and disability benefits, or distributions pursuant to any domestic relations order or similar order of any non-U.S. jurisdiction.

"Interest Rate" means the Moody's AA Corporate Bond rate for a calendar year. The rate for a calendar year shall be the Moody's AA Corporate Bond rate on the date used by the Company's Chief Financial Officer for setting the Company's corporate discount rate for financial reporting purposes for such calendar year.

"Normal Retirement Date" means the date a Participant attains age sixty (60).

"Participant" means an eligible employee of an Employer who is participating in the Plan in accordance with Section 3.2.

"Participation Factor" means the ratio determined based on active participation under the Plan. Each employee, upon becoming a Participant, shall be credited with a Participation Factor of two-tenths (.20) or such greater factor for such Participant determined by the Committee, in its sole discretion. Thereafter, a Participant will be credited with an additional one-tenth (.10) Participation Factor for each Year of Service earned while an active Participant; fractional credits shall apply for partial Years of Service. Notwithstanding the foregoing, no Participation Factor shall exceed one (1.00), and Years of Service earned after the last day of the Plan Year in which a Participant attains age sixty-seven (67) shall be disregarded for purposes of determining his Participation Factor. The Committee may, in its sole discretion, increase or authorize an increase in a Participant's Participation Factor for any reason deemed appropriate by the Committee (including, but not limited to, in consideration of the Participant's execution of a release of all claims against the Company and its affiliates in a form satisfactory to the Committee).

"Plan" means The Lincoln Electric Holdings, Inc. Supplemental Executive Retirement Plan, as it may be amended from time to time.

"Plan Year" means the calendar year.

"Qualified Plan Benefit" means the annual benefit, expressed in the form of a single life annuity that can be derived from the sum of all employer-provided benefits under all plans intended to be qualified under Section 401(a) of the Code that are maintained by the Controlled Group. The amount of the single life annuity determined for any such plan which does not provide for annuity payments shall be determined using the Actuarial Equivalents provided for herein. For purposes of this definition, "employer-provided benefits" means all qualified retirement benefits funded exclusively by employer contributions (and earnings thereon), and shall include any previous distribution of such benefits made prior to a Participant's attainment of age 65 or the actual retirement date, if earlier, including, but not limited to, in-service withdrawals, retirement and disability benefits, or distributions pursuant to any domestic relations order. However, Participants' salary-reduction contributions described in Section 402(a)(8) of the Code (and any earnings thereon) shall not be treated as benefits funded exclusively by Employer contributions. Notwithstanding the foregoing, if the Committee grants additional Years of Service to a Participant for purposes of determining his Retirement Benefit, "Qualified Plan Benefit" shall also include the annual benefit, determined as above, to which such Participant is entitled from all previous employers.

"Retirement Benefit" or "Benefit" means the vested benefit determined under
Article IV.

"Social Security Benefit" means the maximum annual benefit payable under the Social Security Act, relating to Old-Age and Disability benefits, determined as of a Participant's Normal Retirement Date, or upon his actual retirement date, if later.

"Spouse" means the person to whom a Participant is legally married at the specified time.

"Termination for Cause" means the termination of a Participant's employment due to any act by the Participant which the Committee, in its complete discretion, determines to be inimical to the best interests of the Controlled Group, including, but not limited to: (i) serious, willful misconduct in respect of his duties for his Employer, (ii) conviction of a felony or perpetration of a common law fraud, (iii) willful failure to comply with applicable laws with respect to the execution of his Employer's business operations, (iv) theft, fraud, embezzlement, dishonesty or other conduct that has resulted or is likely to result in material economic damage to the Controlled Group, or (v) failure to comply with requirements of his Employer's drug and alcohol abuse policies, if any.

"Years of Service" means each full and partial calendar-year (in increments of one-twelfth (1/12th) for each full month) of active employment with the Controlled Group during which substantial services were rendered as an employee, commencing on the date the Participant was first employed by the Controlled Group and ending on the date he ceases to perform services for the Controlled Group. At the discretion of the Committee, a Participant may be granted additional Years of Service for purposes of determining his Retirement Benefit.

SECTION 2.2 Usage. Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.

                                  ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

SECTION 3.1 Eligibility. An employee of an Employer shall be eligible to participate in the Plan only to the extent, and for the period, that he is a member of a select group of management or highly compensated employees, as such group is described under Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA.

SECTION 3.2 Participation. An employee who is eligible to participate in the Plan pursuant to Section 3.1 shall become a Participant at such time and for such period he is designated as such by the Committee.

                                   ARTICLE IV
                               RETIREMENT BENEFIT

SECTION 4.1 Retirement Benefit. Except for Participants described in Section 4.4, the Retirement Benefit for a Participant who retires from the employ of his Employer and all Controlled Group Members on or after his Normal Retirement Date shall be an annual benefit, expressed as a single life annuity payable over the Participant's life, in an amount equal to (a) minus (b), multiplied by the Participant's Participation Factor, where:

         (a)      =        one and four hundred forty-five thousandths percent
                  (1.445%) of such Participant's Final Average Pay multiplied by his Years of Service, but not greater than sixty-five percent (65%) of the Participant's Final Average Pay; and

         (b)      =        (i)      the Social Security Benefit; plus

                           (ii) the Participant's Foreign Plan Benefit determined as of the valuation date(s) under the applicable plans and programs that immediately precede the date the Participant retires and becomes entitled to the distribution of his Benefit under Article V or Article VI; plus

                           (iii) the Participant's Qualified Plan Benefit, determined as of the valuation date(s) under the applicable plans that immediately precede the date the Participant retires and becomes entitled to the distribution of his Benefit under Article V or Article VI.

For purposes of making the calculation in Subsection (a) of this Section, Years of Service earned after the last day of the Plan Year in which the Participant attains age sixty-five (65) shall not be counted.

SECTION 4.2 Early Retirement Benefit. Except for Participants described in
Section 4.4, the Retirement Benefit for a Participant who retires from the employ of his Employer and all Controlled Group Members on or after his Early Retirement Date (but prior to his Normal Retirement Date) shall be the annual benefit computed under Section 4.1, but based on a projected Social Security Benefit equal to the maximum annual benefit payable under the provisions of the Social Security Act as in effect on the date of such retirement indexed forward to the Participant's Normal Retirement Date, and the annual Benefit so computed shall be reduced based on the Participant's attained age when his Benefit hereunder commences, according to the following table:

Participant's Attained Age                      Percent Reduction
 at Benefit Commencement                           in Benefit
 -----------------------                           ----------
                 55                                    36%
                 56                                    30%
                 57                                    24%
                 58                                    17%
                 59                                     9%
        60 or later                                     0%

SECTION 4.3 Vesting.

         (a) Except as provided below or as otherwise provided in Section 4.4, a Participant who is in the active employ of an Employer shall have a vested right to his Benefit only upon the occurrence of any of the following:

                           (i)      with approval by the Committee, the
                                    attainment of his Early Retirement Date;

                           (ii)     the attainment of his Normal Retirement
                                    Date;

                           (iii)    his death prior to actual retirement; or

                           (iv)     his Disability prior to actual retirement.

         (b) Notwithstanding the preceding, a Participant's Benefits hereunder shall be forfeited, and no Benefits shall be payable hereunder with respect to him or his beneficiaries, in the event of:

                           (i) his Termination for Cause prior to receiving all or a portion of his Benefit; or

                           (ii) his termination of employment with all Controlled Group Members prior to satisfying the requirements for vesting set forth in Subsection (a) of this Section.

SECTION 4.4 Other Retirement Benefits. In lieu of or in addition to the Benefit provided under Section 4.1 or 4.2, the Committee may, in its discretion, determine to provide, a Participant with an alternative or an additional supplemental pension benefit under this Plan, provided that the Company and such Participant negotiate or have previously negotiated a supplemental pension arrangement that provides for amounts to be paid other than or in addition to the Benefits otherwise provided pursuant to the other terms hereof. The amount of such Participant's supplemental pension, the manner of payment thereof and any other terms or conditions applicable thereto shall be as set forth herein and in the agreement between the Company and the Participant with respect to such arrangement. Articles VII, VIII and IX of the Plan shall apply to the supplemental pension payable pursuant to any such arrangement to the extent such Articles do not conflict with the provisions of such agreement.

SECTION 4.5 Maximum Retirement Benefit. Anything in this Plan to the contrary notwithstanding, the maximum annual Retirement Benefit determined for a Participant under Section 4.1 shall not exceed $300,000, expressed as a single life annuity, unless otherwise determined by the Committee.

                                   ARTICLE V
                          PAYMENT OF RETIREMENT BENEFIT

SECTION 5.1 Payment of Retirement Benefits. A Participant who retires under this Plan from the employ of his Employer and all Controlled Group Members on or after his Normal Retirement Date or Early Retirement Date shall then be entitled to, and shall receive, a Retirement Benefit, determined in accordance with
Section 4.1 or 4.2, as applicable. Such Benefit shall commence not later than ninety (90) days following the date the Participant's retirement from his Employer becomes effective; provided, however, that if a Participant elects a single lump sum as provided in Section 5.2, such Participant may elect that such payment be made at the beginning of the second calendar year commencing after the Participant's retirement.

SECTION 5.2 Form of Retirement Benefits. Except as otherwise provided herein, to the extent a Benefit is payable to a Participant under Section 5.1, it shall be paid in the form of a single life annuity, or any Actuarially Equivalent survivor annuity. Notwithstanding the foregoing, a Participant may elect to have his Benefit paid in the form of a single lump sum that is Actuarially Equivalent to such single life annuity. Unless otherwise determined by the Committee, the Participant's election of the form of distribution shall be made by written notice filed with the Administrator at six (6) months prior to the Participant's voluntary termination of employment with, or retirement from, the Company. Any such election may be changed by the Participant without the consent of any other person by filing a later signed written election with the Administrator; provided that any election made less than six (6) months prior to the Participant's voluntary termination of employment or retirement shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election. If a Participant fails to make an election in a timely manner as provided in this Section 5.2, his Benefit shall be paid in the form of a single life annuity if he is an unmarried Participant or a 100% pre-retirement spouse annuity if he is a married Participant at the time such payment is made, as determined in this Section 5.2.

SECTION 5.3 Payment Procedure. The Employer shall establish and maintain an Account for each Participant and beneficiary who is receiving a Benefit under the Plan. Immediately prior to any distribution hereunder to any Participant or beneficiary, the Employer shall credit the amount of such distribution to such Account and then immediately distribute or commence to distribute the amount so credited to the Participant, or as applicable, to his beneficiary. Neither the Participant nor his beneficiary(s) shall have any interest or right in any such Account at any time. All amounts credited to the Accounts established under the Plan shall be credited solely for the purpose of effecting distributions hereunder and shall remain assets of the Employer subject to the claims of such Employer's general creditors.

SECTION 5.4 Special Distributions. Notwithstanding Section 5.2, to the extent a Benefit is being paid to a Participant under Section 5.1 (other than in a lump sum), a Participant may elect to receive all or a portion of the then balance of such Benefit in the form of a single lump sum distribution that is Actuarially Equivalent to the then value of the benefit form pursuant to which such Benefit is being paid if (and only if) the Actuarially Equivalent value (as so computed) of the balance of such Benefit is reduced by ten percent (10%). Any distribution made pursuant to such an election shall be made within 30 days of the date such election is submitted to the Administrator. The remaining ten percent (10%) of the portion of the electing Participant's Benefit subject to such distribution shall be forfeited.

                                   ARTICLE VI
               PAYMENT OF BENEFIT ON OR AFTER DEATH OR DISABILITY

SECTION 6.1 Commencement of Benefit Payments Before Vesting. If a Participant dies or becomes Disabled while employed by his Employer but prior to becoming entitled to a Retirement Benefit under Section 5.1, the Committee may provide that the Participant or his surviving Spouse shall receive a Benefit computed under Section 4.2, as if the Participant had retired immediately prior to his death or Disability and, if such death or Disability occurred prior to his attainment of age fifty-five (55), as if he had attained such age.

SECTION 6.2 Commencement of Benefit Payments After Vesting. If a Participant dies or becomes Disabled while employed by his Employer after becoming entitled to a Retirement Benefit under Section 5.1 but prior to commencing the receipt of his Benefit, he or his surviving Spouse shall receive a Benefit computed under
Section 4.2 as if the Participant had retired immediately prior to his death or Disability at his then attained age.

SECTION 6.3 Form of Payment. Any Benefit payable under this Article VI to a Participant who is Disabled shall be paid in any form permitted under and determined in accordance with Section 5.2. Any Benefit payable under this Article to the Spouse of a Participant who has died prior to commencing the receipt of his Benefit shall be paid in the form of a 100% pre-retirement spouse annuity based upon the Participant's Benefit as though he had retired the day before his death and elected a 100% joint and survivor annuity form of benefit with his Spouse as the survivor beneficiary and determined in accordance with
Section 5.2.

SECTION 6.4 Committee Action. The Committee may, in its sole discretion, provide that the amount of the Retirement Benefit payable on death or Disability shall be enhanced (including, but limited to, an enhancement that takes into account projected additional Years of Service or increases in Compensation that would have occurred absent the Participant's death or Disability).

                                  ARTICLE VII
                                 ADMINISTRATION

SECTION 7.1 General. The Company shall appoint the Administrator, consisting of two or more individuals who have accepted appointment thereto. The members of the Administrator shall serve at the discretion of the Company and may resign by written notice to the Company. Vacancies in the Administrator shall be filled by the Company. Except as otherwise specifically provided in the Plan, the Administrator shall be responsible for administration of the Plan. The Administrator shall be the "named fiduciary" within the meaning of Section 402(c)(2) of ERISA.

SECTION 7.2 Administrative Rules. The Administrator may adopt such rules of procedure as it deems desirable for the conduct of its affairs, except to the extent that such rules conflict with the provisions of the Plan.

SECTION 7.3 Duties. The Administrator shall have the following rights, powers and duties:

         (a) The decision of the Administrator in matters within its jurisdiction shall be final, binding and conclusive upon the Employers and upon any other person affected by such decision, subject to the claims procedure hereinafter set forth.

         (b) The Administrator shall have the sole and absolute duty and authority to interpret and construe the provisions of the Plan, to determine eligibility for Benefits and the appropriate amount of any Benefits, to decide any question (including any factual question) which may arise regarding the rights of employees, Participants and beneficiaries and the amounts of their respective interests, to construe any ambiguous provision of the Plan, to correct any defect, supply any omission or reconcile any inconsistency, to adopt such rules and to exercise such powers as the Administrator may deem necessary for the administration of the Plan, and to exercise any other rights, powers or privileges granted to the Administrator by the terms of the Plan.

         (c) The Administrator may appoint such agents, counsel, accountants, consultants and other persons as it deems necessary to assist in the administration of the Plan, including, without limitation, employees of an Employer.

         (d) The Administrator shall periodically report to the Board with respect to the status of the Plan.

SECTION 7.4 Fees. No fee or compensation shall be paid to any person for services as the Administrator.

SECTION 7.5 Limitation of Actions. No individual acting on behalf of the Administrator pursuant to this Article shall have any right to vote upon or decide any matters relating solely to his own rights under the Plan.

                                  ARTICLE VIII
                                CLAIMS PROCEDURE

SECTION 8.1 General. Any claim for Benefits under the Plan shall be filed by the Participant or beneficiary ("claimant") on the form prescribed for such purpose with the Administrator. A decision on a claim shall be made within ninety (90) days after receipt of the claim by the Administrator, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than one hundred and eighty (180) days after receipt of the claim.

SECTION 8.2 Denials. If a claim under the Plan is wholly or partially denied, written notice of the decision shall be furnished to the claimant by the Administrator. Such notice shall be written in a manner calculated to be understood by the claimant and shall set forth:

         (a)      the specific reason or reasons for the denial;

         (b) specific reference to the pertinent provision of the Plan upon which the denial is based;

         (c) a description of any additional material or information necessary for the claimant to perfect the claim; and

         (d)      an explanation of the claim review procedure under Sections
                  8.3 and 8.4.

SECTION 8.3 Appeals Procedure. In order that a claimant may appeal a denial of a claim, the claimant or the claimant's duly authorized representative may:

         (a) request a review by written application to the Administrator, or its designate, no later than sixty (60) days after receipt by the claimant of written notification of denial of a claim;

         (b)      review pertinent documents; and

         (c)      submit issues and comments in writing.

SECTION 8.4 Review. A decision on review of a denied claim shall be made not later than sixty (60) days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than one hundred and twenty (120) days after receipt of a request for review. The decision on review shall be in writing, shall be written in a manner calculated to be understood by the claimant, shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent provisions of the Plan on which the decision is based and shall, to the extent permitted by law, be final and binding on all interested persons.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

SECTION 9.1 Amendment and Termination. The Company reserves the right to amend or terminate the Plan in any manner that it deems advisable and at any time, by a resolution of the Board. Notwithstanding the preceding, no amendment or termination of the Plan shall reduce the accrued Benefit of any Participant determined as of the day immediately preceding the effective date of such amendment or termination.

SECTION 9.2 No Assignment. A Participant shall not have the power, without the consent of the Administrator, to pledge, transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in amounts payable hereunder or any of the payments provided for herein, nor shall any interest in amounts payable hereunder or in any payments be subject to seizure for payments of any debts, judgments, alimony or separate maintenance, or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise. If a Participant (or beneficiary) attempts to pledge, transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in a Participant's (or beneficiary's) Benefit, or if by reason of his bankruptcy or other event that would permit any other individual to obtain his right to his Benefit, he would not be able to enjoy his Benefit, the Administrator may, in its sole discretion, terminate the Participant's (or beneficiary's) interest in any Benefit to the extent the Administrator considers it necessary or advisable to prevent or limit the effects of such occurrence. Such termination shall be effected by filing a declaration with the Company and delivering a copy of such declaration to the Participant (or beneficiary).

Any Benefit affected by such termination of interests shall be retained by the Company and, in the Administrator's sole discretion, may be paid or expended for the benefit of the affected Participant (or beneficiary), his spouse, his children or any other person dependent upon him, in such manner as the Administrator determines is proper.

SECTION 9.3 Successors and Assigns. The provisions of the Plan are binding upon and inure to the benefit of each Employer, its successors and assigns, and the Participant, his beneficiaries, heirs, legal representatives and assigns.

SECTION 9.4 Governing Law. The Plan shall be subject to and construed in accordance with the laws of the State of Ohio, except to the extent pre-empted by applicable Federal law.

SECTION 9.5 No Guarantee of Employment. Nothing contained in the Plan shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of any Controlled Group Member or any equity or other interest in the assets, business or affairs of a Controlled Group Member. No Participant hereunder shall have a security interest in assets of an Employer used to make contributions or pay benefits.

SECTION 9.6 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, but the Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

SECTION 9.7 Notification of Addresses. Each Participant and each beneficiary shall file with the Administrator, from time to time, in writing, the post office address of the Participant, the post office address of each beneficiary, and each change of post office address. Any communication, statement or notice addressed to the last post office address filed with the Administrator (or if no address was filed, then to the last post office address of the Participant or beneficiary as shown on the Employer's records) shall be binding on the Participant and each beneficiary for all purposes of the Plan and neither the Administrator nor any Employer shall be obligated to search for or ascertain the whereabouts of any Participant or beneficiary.

SECTION 9.8 Bonding. The Administrator and all agents and advisors employed by it shall not be required to be bonded.

SECTION 9.9 Withdrawal of Employer. An Employer (other than the Company) may withdraw from participation in the Plan and such withdrawal shall constitute a termination of the Plan as to that Employer; provided, however, that the Employer shall continue to be treated as an Employer under the Plan with respect to those Participants (and beneficiaries) to whom the Employer owes a continuing obligation under the Plan. An Employer may withdraw by executing a written instrument of withdrawal, approved by its board of directors, and such withdrawal shall be effective on the date designated in the instrument or, if no date is specified, on the date of execution of the instrument.

SECTION 9.10 Coordination with Other Benefits. Except as provided in Section 9.11, the benefits provided for a Participant and Participant's Spouse under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other plan or program except as may otherwise be expressly provided.

SECTION 9.11 Offset. In the event a Participant receives or becomes entitled to receive a benefit under The Lincoln Electric Company Executive Benefit Plan, as it may be amended from time to time ("EBP"), the Benefits to be received under this Plan shall be offset and reduced dollar for dollar (but not below zero) by the benefits paid under the EBP and not otherwise the subject of an offset pursuant to Section 6.10 of The Lincoln Electric Holdings, Inc. Deferred Compensation Plan ("DCP"). In determining the amount that should offset and reduce Benefits under this Plan, the Participant's (or Spouse's) Benefit hereunder at the time of distribution commencement shall be reduced by an amount Actuarially Equivalent to the amount paid or to be paid under the EBP and not otherwise the subject of an offset pursuant to Section 6.10 of the DCP, increased by interest on such amount, if any, accruing from the time of distribution from the EBP through the time of the commencement of distribution hereunder at an interest rate of four percent (4%).

                                    ARTICLE X
                                     FUNDING

The entire cost of this Plan shall be paid from the general assets of the Employer. No liability for the payment of benefits under the Plan shall be imposed upon any officer, trustee, employee, or agent of an Employer.

                                  ************

         IN WITNESS WHEREOF, Lincoln Electric Holdings, Inc. has caused this amendment and restatement of the Lincoln Electric Holdings, Inc. Supplemental Executive Retirement Plan to be executed in its name as of March 1, 2002.

                                         LINCOLN ELECTRIC HOLDINGS, INC.

                                         By: __________________________________
                                         Its: Chairman, Chief Executive Officer

Date:___________________, 2002

                         LINCOLN ELECTRIC HOLDINGS, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                  (as amended and restated as of March 1, 2002)

                                TABLE OF CONTENTS

                                                                                                                   PAGE
ARTICLE I             GENERAL....................................................................................    1
         Section 1.1       Effective Date........................................................................    1
         Section 1.2       Intent................................................................................    1
ARTICLE II            DEFINITIONS AND USAGE......................................................................    1
         Section 2.1       Definitions...........................................................................    1
         Section 2.2       Usage.................................................................................    5
ARTICLE III           ELIGIBILITY AND PARTICIPATION..............................................................    5
         Section 3.1       Eligibility...........................................................................    5
         Section 3.2       Participation.........................................................................    5
ARTICLE IV            RETIREMENT BENEFIT.........................................................................    5
         Section 4.1       Retirement Benefit....................................................................    5
         Section 4.2       Early Retirement Benefit..............................................................    6
         Section 4.3       Vesting...............................................................................    6
         Section 4.4       Other Retirement Benefits.............................................................    7
         Section 4.5       Maximum Retirement Benefit............................................................    7
ARTICLE V             PAYMENT OF RETIREMENT BENEFIT..............................................................    7
         Section 5.1       Payment of Retirement Benefits........................................................    7
         Section 5.2       Form of Retirement Benefits...........................................................    7
         Section 5.3       Payment Procedure.....................................................................    8
         Section 5.4       Special Distributions.................................................................    8
ARTICLE VI            PAYMENT OF BENEFIT ON OR AFTER DEATH OR DISABILITY.........................................    8
         Section 6.1       Commencement of Benefit Payments Before Vesting.......................................    8
         Section 6.2       Commencement of Benefit Payments After Vesting........................................    8
         Section 6.3       Form of Payment.......................................................................    8
         Section 6.4       Committee Action......................................................................    8
ARTICLE VII           ADMINISTRATION.............................................................................    9

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                                   PAGE
         Section 7.1       General...............................................................................    9
         Section 7.2       Administrative Rules..................................................................    9
         Section 7.3       Duties................................................................................    9
         Section 7.4       Fees..................................................................................    9
         Section 7.5       Limitation of Actions.................................................................    9
ARTICLE VIII          CLAIMS PROCEDURE..........................................................................    10
         Section 8.1       General..............................................................................    10
         Section 8.2       Denials..............................................................................    10
         Section 8.3       Appeals Procedure....................................................................    10
         Section 8.4       Review...............................................................................    10
ARTICLE IX            MISCELLANEOUS PROVISIONS..................................................................    11
         Section 9.1       Amendment and Termination............................................................    11
         Section 9.2       No Assignment........................................................................    11
         Section 9.3       Successors and Assigns...............................................................    11
         Section 9.4       Governing Law........................................................................    11
         Section 9.5       No Guarantee of Employment...........................................................    11
         Section 9.6       Severability.........................................................................    11
         Section 9.7       Notification of Addresses............................................................    12
         Section 9.8       Bonding..............................................................................    12
         Section 9.9       Withdrawal of Employer...............................................................    12
         Section 9.10      Coordination with Other Benefits.....................................................    12
         Section 9.11      Offset...............................................................................    12
ARTICLE X             FUNDING...................................................................................    12

End of TOC - Do not delete this paragraph!

                                 AMENDMENT NO. 1
                                     TO THE
                         LINCOLN ELECTRIC HOLDINGS, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         Lincoln Electric Holdings, Inc. (the "Company") hereby amends The Lincoln Electric Holdings, Inc. Supplemental Executive Retirement Plan, amended and restated effective as of March 1, 2002 (the "Plan") pursuant to Section 9.1 thereof, as follows:

ARTICLE XI SECTION 6.1 OF THE PLAN IS HEREBY AMENDED IN ITS ENTIRETY AS FOLLOWS:

Section 6.1 Commencement of Benefit Payments Before Vesting. If a married Participant dies, or a Participant becomes Disabled while employed by his Employer but prior to becoming entitled to a Retirement Benefit under Section 5.1, the Committee may provide that the Participant or his surviving Spouse shall receive a Benefit computed under Section 4.2, as if the Participant had retired immediately prior to his death or Disability and, if such death or Disability occurred prior to his attainment of age fifty-five (55), as if he had attained such age. If a married Participant dies simultaneously with such Participant's Spouse or an unmarried Participant dies while employed by his Employer but prior to becoming entitled to a Retirement Benefit under Section 5.1, the Participant's estate shall receive a Benefit computed benefit under
Section 4.2 as if the Participant had retired immediately prior to his death and, if such death occurred prior to his attainment of age fifty-five (55), as if he had attained such age.

    ARTICLE XII SECTION 6.2 OF THE PLAN IS HEREBY AMENDED IN ITS ENTIRETY AS
                                    FOLLOWS:

Section 6.2 Commencement of Benefit Payments After Vesting. If a Participant dies, dies simultaneously with such Participant's Spouse or becomes Disabled while employed by his Employer after becoming entitled to a Retirement Benefit under Section 5.1, but prior to commencing the receipt of his Benefit, the Participant, the Participant's surviving Spouse or, in the case of the simultaneous death of the Participant and his Spouse or the death of an unmarried Participant, the Participant's estate shall receive a Benefit computed under Section 4.2 as if the Participant had retired immediately prior to his death or Disability at his then attained age.

   ARTICLE XIII SECTION 6.3 OF THE PLAN IS HEREBY AMENDED IN ITS ENTIRETY AS
                                    FOLLOWS:

Section 6.3 Form of Payment. Any Benefit payable under this Article VI to a Participant who is Disabled shall be paid in any form permitted under and determined in accordance with Section 5.2. Any Benefit payable under this Article to the Spouse of a Participant who has died prior to commencing the receipt of his Benefit shall be paid in the form of a 100% pre-retirement surviving Spouse annuity based on the Participant's Benefit as though he had retired the day before his death and elected a 100% joint and survivor annuity form with his Spouse as the survivor beneficiary and determined in accordance with Section 5.2. Any Benefit payable under this Article to the estate of a Participant who has died prior to commencing the receipt of his Benefit shall be paid in the form of a single lump sum distribution that is Actuarially Equivalent to a single life annuity.

         IN WITNESS WHEREOF, the Company, by its Board of Directors, has signed this Amendment No. 1 to the Lincoln Electric Holdings, Inc. Supplemental Executive Retirement Plan, effective as of the 1st day of March, 2002.

                                            LINCOLN ELECTRIC HOLDINGS, INC.

                                            By:_______________________
                                            Its:______________________

                                 AMENDMENT NO. 2
                                     TO THE
                         LINCOLN ELECTRIC HOLDINGS, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         Lincoln Electric Holdings, Inc. (the "Company") hereby amends The Lincoln Electric Holdings, Inc. Supplemental Executive Retirement Plan, amended and restated effective as of March 1, 2002 (the "Plan") pursuant to Section 9.1 thereof, effective October 9, 2003 as follows:

    ARTICLE XIV SECTION 5.2 OF THE PLAN IS HEREBY AMENDED IN ITS ENTIRETY AS
                                    FOLLOWS:

Section 5.2  Form of Retirement Benefits.

SECTION 14.1 Except as otherwise provided herein, to the extent a Benefit is payable to a Participant under Section 5.1, it shall be paid in the form of a single life annuity.

SECTION 14.2 Notwithstanding the provisions of Section 5.2(a), a Participant may elect to have his Benefit paid in (i) the form of a single lump sum, (ii) ten
(10) substantially equal annual payments or (iii) a 50% or 100% surviving Spouse annuity that, in each case, is Actuarially Equivalent to such single life annuity set forth in Section 5.2(a).

SECTION 14.3 Unless otherwise determined by the Committee or otherwise determined pursuant to Section 5.5, the Participant's election of the form of distribution shall be made by written notice filed with the Administrator at least six (6) months prior to the Participant's voluntary termination of employment with, or retirement from, the Company. Any such election may be changed by the Participant without the consent of any other person by filing a later signed written election with the Administrator; provided that any election made less than six (6) months prior to the Participant's voluntary termination of employment or retirement shall not be valid, and in such case, payment shall be made in accordance with the Participant's prior election.

SECTION 14.4 If a Participant fails to make an election in a timely manner as provided in Section 5.2(c) or Section 5.5, his Benefit shall be paid in the form of a single life annuity if he is an unmarried Participant or a 100% surviving Spouse annuity if he is a married Participant at the time such payment is made, as determined in this Section 5.2.

      ARTICLE XV THE FOLLOWING IS HEREBY ADDED TO THE PLAN AS SECTION 5.5:

Section 5.5 Special Change of Form of Distribution Election Option. Notwithstanding the provisions of Section 5.2(c) and Section 5.2(d), commencing on October 9, 2003 and ending on October 31, 2003 (the "Election Window"), a Participant may elect to change his or her form of distribution without the consent of any other person by filing a later signed written election with the Administrator prior to the expiration of the Election Window; provided that any election made less than three (3) months prior to the Participant's voluntary termination of employment or retirement shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election.

         IN WITNESS WHEREOF, the Company, by its Board of Directors, has signed this Amendment No. 2 to the Lincoln Electric Holdings, Inc. Supplemental Executive Retirement Plan, effective as of the 9th day of October, 2003.

                                               LINCOLN ELECTRIC HOLDINGS, INC.

                                               By:  ____________________________
                                               Its: ____________________________